                     SCHEDULE FOR COMPUTATIONS OF PERFORMANCE QUOTATIONS
                                          DEAN WITTER JAPAN FUND(A)




(A) AVERAGE ANNUAL TOTAL RETURNS (I.E. STANDARDIZED COMPUTATIONS)

                                   _                              _
                                  |        ______________________  |
FORMULA:                          |       |                        |
                                  |  /\ n |          ERV           |
                        T  =      |    \  |     -------------      |  - 1
                                  |     \ |           P            |
                                  |      \|                        |
                                  |_                              _|

                       T = AVERAGE ANNUAL TOTAL RETURN
                       n = NUMBER OF YEARS
                     ERV = ENDING REDEEMABLE VALUE
                       P = INITIAL INVESTMENT


                                                                           (A)
  $1,000             ERV AS OF       AGGREGATE          NUMBER OF          AVERAGE ANNUAL
INVESTED - P         31-May-98       TOTAL RETURN       YEARS - n          TOTAL RETURN - T
-----------------    -------------  --------------      -----------        ----------------
     28-Jul-97            $695.10     -30.49%                 0.84               NA

(B) AVERAGE ANNUAL TOTAL RETURNS WITHOUT DEDUCTION FOR APPLICABLE
    SALES CHARGE  (NON STANDARD COMPUTATIONS)


(C) TOTAL RETURN WITHOUT DEDUCTION FOR APPLICABLE SALES CHARGE
    (NON STANDARD COMPUTATIONS)



                                   _                              _
                                  |        ______________________  |
FORMULA:                          |       |                        |
                                  |  /\ n |          EV            |
                        t  =      |    \  |     -------------      |  - 1
                                  |     \ |           P            |
                                  |      \|                        |
                                  |_                              _|

                                      EV
                       TR  =      ----------   - 1
                                       P


                 t = AVERAGE ANNUAL TOTAL RETURN
                     (NO DEDUCTION FOR APPLICABLE SALES CHARGE)
                 n = NUMBER OF YEARS
                EV = ENDING VALUE (NO DEDUCTION FOR APPLICABLE SALES CHARGE)
                 P = INITIAL INVESTMENT
                TR = TOTAL RETURN (NO DEDUCTION FOR APPLICABLE SALES CHARGE)


                                       (C)                                               (B)
  $1,000              EV AS OF               TOTAL                 NUMBER OF                   AVERAGE ANNUAL
INVESTED - P          31-May-98              RETURN - TR           YEARS - n                   TOTAL RETURN - t
-----------------    -------------           -------------------   -----------------           ----------------
  28-Jul-97            $733.60                -26.64%                       0.84                     NA


(D)            GROWTH OF $10,000*
(E)            GROWTH OF $50,000*
(F)            GROWTH OF $100,000*

FORMULA:       G= (TR+1)*P
               G= GROWTH OF INITIAL INVESTMENT
               P= INITIAL INVESTMENT
               TR= TOTAL RETURN SINCE INCEPTION


                     TOTAL                    (D)   GROWTH OF      (E)   GROWTH OF            (F)   GROWTH OF
INVESTED - P         RETURN - TR             $10,000 INVESTMENT-G  $50,000 INVESTMENT - G      $100,000 INVESTMENT - G
---------------      ----------------------- --------------------- -----------------------     -------------------------
     28-Jul-97             -26.64                $6,951                     $35,213                    $71,159


*INITIAL INVESTMENT $9,475, $48,000 & 97,000 RESPECTIVELY REFLECTS A 5.25%, 4% & 3% SALES CHARGE

                     SCHEDULE FOR COMPUTATIONS OF PERFORMANCE QUOTATIONS
                                          DEAN WITTER JAPAN FUND(B)




(A) AVERAGE ANNUAL TOTAL RETURNS (I.E. STANDARDIZED COMPUTATIONS)

                                   _                              _
                                  |        ______________________  |
FORMULA:                          |       |                        |
                                  |  /\ n |          ERV           |
                        T  =      |    \  |     -------------      |  - 1
                                  |     \ |           P            |
                                  |      \|                        |
                                  |_                              _|

                       T = AVERAGE ANNUAL COMPOUND RETURN
                       n = NUMBER OF YEARS
                     ERV = ENDING REDEEMABLE VALUE
                       P = INITIAL INVESTMENT


                                                                   (A)
  $1,000             ERV AS OF               NUMBER OF             AVERAGE ANNUAL              CUMULATIVE
INVESTED - P         31-May-98               YEARS - n             COMPOUND RETURN - T         TOTAL RETURN
-----------------    -------------           -----------           ----------------------      --------------------
     31-May-97            $720.90                  1.00                      -27.91%                  -27.91%

     26-Apr-96            $647.00                  2.09                      -18.77%                  -35.30%

(B) AVERAGE ANNUAL RETURN WITHOUT DEDUCTION FOR APPLICABLE SALES CHARGE (NON STANDARD COMPUTATIONS)

(C) TOTAL RETURN WITHOUT DEDUCTION FOR APPLICABLE SALES CHARGE
    (NON STANDARD COMPUTATIONS)


                                             (C)                                               (B)
$1,000               EV AS OF                TOTAL                 NUMBER OF                   AVERAGE ANNUAL
INVESTED - P         31-May-98               RETURN - TR           YEARS - n                   COMPOUND RETURN - t
-----------------    -------------           -----------           -----------------           ------------------------
     31-May-97            $758.80                -24.12%                       1.00                     -24.12%

     26-Apr-96            $667.00                -33.30%                       2.09                     -17.58%

(D)            GROWTH OF $10,000
(E)            GROWTH OF $50,000
(F)            GROWTH OF $100,000

FORMULA:       G= (TR+1)*P
               G= GROWTH OF INITIAL INVESTMENT
               P= INITIAL INVESTMENT
               TR= TOTAL RETURN SINCE INCEPTION


                     TOTAL                    (D)   GROWTH OF         (E)   GROWTH OF      (F)   GROWTH OF
INVESTED - P         RETURN - TR             $10,000 INVESTMENT - G$  50,000 INVESTMEN     $100,000 INVESTMENT - G
-----------          -----------             ----------------------   ------------------   -------------------------
  26-Apr-96             -33.30                  $6,670                     $33,350                   $66,700

                     SCHEDULE FOR COMPUTATIONS OF PERFORMANCE QUOTATIONS
                                          DEAN WITTER JAPAN FUND(C)




(A) AVERAGE ANNUAL TOTAL RETURNS (I.E. STANDARDIZED COMPUTATIONS)

                                   _                              _
                                  |        ______________________  |
FORMULA:                          |       |                        |
                                  |  /\ n |          ERV           |
                        T  =      |    \  |     -------------      |  - 1
                                  |     \ |           P            |
                                  |      \|                        |
                                  |_                              _|

                       T = AVERAGE ANNUAL TOTAL RETURN
                       n = NUMBER OF YEARS
                     ERV = ENDING REDEEMABLE VALUE
                       P = INITIAL INVESTMENT

                                                                                   (A)
 $1,000             ERV AS OF       AGGREGATE          NUMBER OF                   AVERAGE ANNUAL
INVESTED - P        31-May-98       TOTAL RETURN       YEARS - n                   TOTAL RETURN - T
-----------------   -------------   --------------     -----------                 ----------------
   28-Jul-97            $722.00     -27.80%              0.84                           NA


(B) AVERAGE ANNUAL TOTAL RETURNS WITHOUT DEDUCTION FOR APPLICABLE
    SALES CHARGE  (NON STANDARD COMPUTATIONS)

(C) TOTAL RETURN WITHOUT DEDUCTION FOR APPLICABLE SALES CHARGE
    (NON STANDARD COMPUTATIONS)




                                   _                              _
                                  |        ______________________  |
FORMULA:                          |       |                        |
                                  |  /\ n |          EV            |
                        t  =      |    \  |     -------------      |  - 1
                                  |     \ |           P            |
                                  |      \|                        |
                                  |_                              _|

                                      EV
                       TR  =      ----------   - 1
                                       P


                 t = AVERAGE ANNUAL TOTAL RETURN
                     (NO DEDUCTION FOR APPLICABLE SALES CHARGE)
                 n = NUMBER OF YEARS
                EV = ENDING VALUE (NO DEDUCTION FOR APPLICABLE SALES CHARGE)
                 P = INITIAL INVESTMENT
                TR = TOTAL RETURN (NO DEDUCTION FOR APPLICABLE SALES CHARGE)

                                             (C)                                               (B)
  $1,000              EV AS OF               TOTAL                 NUMBER OF                   AVERAGE ANNUAL
INVESTED - P          31-May-98              RETURN - TR           YEARS - n                   TOTAL RETURN - t
-----------------    -------------           -------------------   -----------------           ----------------
     28-Jul-97            $729.30                -27.07%                       0.84                   NA

(D)            GROWTH OF $10,000
(E)            GROWTH OF $50,000
(F)            GROWTH OF $100,000

FORMULA:       G= (TR+1)*P
               G= GROWTH OF INITIAL INVESTMENT
               P= INITIAL INVESTMENT
               TR= TOTAL RETURN SINCE INCEPTION

                     TOTAL                    (D)   GROWTH OF       (E)   GROWTH OF             (F)   GROWTH OF
INVESTED - P         RETURN - TR             $10,000 INVESTMENT-G  $50,000 INVESTMENT - G      $100,000 INVESTMENT - G
---------------      ---------------------   --------------------- -------------------------   -------------------------
     28-Jul-97             -27.07                $7,293                     $36,465                    $72,930

                     SCHEDULE FOR COMPUTATIONS OF PERFORMANCE QUOTATIONS
                                          DEAN WITTER JAPAN FUND(D)



(A) TOTAL RETURN (NO LOAD FUND)



(B) AVERAGE ANNUAL TOTAL RETURNS (NO LOAD FUND)

                                   _                              _
                                  |        ______________________  |
FORMULA:                          |       |                        |
                                  |  /\ n |          EV            |
                        t  =      |    \  |     -------------      |  - 1
                                  |     \ |           P            |
                                  |      \|                        |
                                  |_                              _|

                                      EV
                       TR  =      ----------   - 1
                                       P


                 t = AVERAGE ANNUAL COMPOUND RETURN
                 n = NUMBER OF YEARS
                EV = ENDING VALUE
                 P = INITIAL INVESTMENT
                TR = TOTAL RETURN

                                             (A)                                               (B)
  $1,000             EV AS OF                TOTAL                 NUMBER OF                   AVERAGE ANNUAL
INVESTED - P         31-May-98               RETURN - TR           YEARS - n                   COMPOUND RETURN - t
-----------------    -------------           -----------           -----------------           ------------------------
    28-Jul-97            $733.60                -26.64%                       0.84                   NA

(C)            GROWTH OF $10,000
(D)            GROWTH OF $50,000
(E)            GROWTH OF $100,000


FORMULA:       G= (TR+1)*P
               G= GROWTH OF INITIAL INVESTMENT
               P= INITIAL INVESTMENT
               TR= TOTAL RETURN SINCE INCEPTION


$10,000              TOTAL                    (C)   GROWTH OF        (D)   GROWTH OF             (E)   GROWTH OF
INVESTED - P         RETURN - TR             $10,000 INVESTMENT- G   $50,000 INVESTMENT- G       $100,000 INVESTMENT- G
---------------      -------------           ---------------------   ------------------          ---------------------------
     28-Jul-97             -26.64                $7,336                     $36,680                    $73,360